Exhibit 10.2

EXECUTION COPY

SECOND AMENDMENT TO 364-DAY CREDIT AGREEMENT

Dated as of August 11, 2016

among

PLAINS ALL AMERICAN PIPELINE, L.P.,

as Borrower,

BANK OF AMERICA, N.A.,

as Administrative Agent,

and

CITIBANK, N.A., JPMORGAN CHASE BANK, N.A.

and WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Syndication Agents,

DNB BANK ASA, NEW YORK BRANCH and MIZUHO BANK, LTD.,
as Co-Documentation Agents,

and

The Other Lenders Party Hereto

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

and

CITIGROUP GLOBAL MARKETS INC., DNB MARKETS, INC.,

J.P. MORGAN SECURITIES LLC, MIZUHO BANK, LTD. and

WELLS FARGO SECURITIES, LLC,

as

Joint Lead Arrangers and Joint Bookrunners

Senior Unsecured 364-Day Revolving Credit Facility

SECOND AMENDMENT TO 364-DAY CREDIT AGREEMENT

THIS SECOND AMENDMENT TO 364-DAY CREDIT AGREEMENT (this “Amendment”) dated as of the 11th day of August, 2016, is by and among PLAINS ALL AMERICAN PIPELINE, L.P. (the “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent and Lenders entered into that certain 364-Day Credit Agreement dated as of January 16, 2015, as amended by First Amendment to 364-Day Credit Agreement dated as of August 14, 2015 (the “Original Agreement”) for the purposes and consideration therein expressed; and

WHEREAS, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) and the other joint lead arrangers and joint bookrunners, have, at the Borrower’s request, syndicated and arranged for an extension of the maturity date set forth in, and other amendments to, the Original Agreement, and pursuant thereto, the Borrower, Administrative Agent and the Lenders party hereto desire to amend the Original Agreement for the purposes described herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. — Definitions and References

§ 1.1.      Terms Defined in the Original Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2.      Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

“Amendment” means this Second Amendment to 364-Day Agreement.

“Amendment Effective Date” has the meaning specified in § 3.1 of this Amendment.

“Credit Agreement” means the Original Agreement as amended hereby.

“Exiting Lender” means any Person that is a Lender to the Original Agreement immediately prior to the execution of this Amendment and not a signatory hereto on the Amendment Effective Date as a Lender.

ARTICLE II. — Amendments

§ 2.1.      Definitions.

(a)           Defaulting Lender.  Clause (d) of the definition of “Defaulting Lender” set forth in Section 1.01 of the Original Agreement is hereby amended by changing “, or (iii)” therein to “, (iii) become the subject of a Bail-In Action or (iv)”.

(b)           Maturity Date.  The definition of “Maturity Date” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

“Maturity Date” means August 10, 2017.

(c)           New Defined Terms.  Section 1.01 of the Original Agreement is hereby amended by adding the following new defined terms in appropriate alphabetical order, to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“GP Simplification Period” means the period (a) beginning on the date that the Borrower acquires the economic rights associated with the general partner interests in the Borrower and the incentive distribution rights held by Plains AAP, L.P. in the Borrower, substantially as described in the Simplification Agreement dated July 11, 2016 by and among the Borrower and certain Affiliates of the Borrower, attached as Exhibit 2.1 to the

Form 8-K Current Report filed by the Borrower with the SEC on July 14, 2016, and (b) ending on December 31, 2017.

“Qualifying JV Entity” means any Person, other than a Subsidiary (a) in which the Borrower or a Restricted Subsidiary owns a direct or indirect Equity Interest and (b) (i) that has no Consolidated Funded Indebtedness; provided that references to “Borrower” in the definition thereof shall, for purposes of this definition, refer to such Person, and (ii) is not subject to any Contractual Obligation that limits the ability of such Person to make cash distributions with respect to any Equity Interest of such Person if such Person is not otherwise in default of its obligations under such Contractual Obligation.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

§ 2.2.      Borrowings.  The fourth sentence of Section 2.02(a) of the Original Agreement (beginning “Each telephonic notice . . .”) is hereby deleted in its entirety.

§ 2.3.      FATCA.  Section 3.01(e) of the Original Agreement is hereby amended by adding a new subsection (v) at the end thereof, to read as follows:

(v)           For purposes of determining withholding Taxes imposed under FATCA, from and after “Amendment Effective Date” (as such term is defined in that certain Second Amendment to 364-Day Credit Agreement dated as of August 11, 2016 amending this Agreement), the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

§ 2.4.      Consolidated Leverage Ratio.  The table set forth in Section 7.08 of the Original Agreement is hereby amended in its entirety to read as follows:

Applicable Period	Maximum Consolidated Leverage Ratio
(i) During the GP Simplification Period	5.50:1.0

(ii) Prior to or following the GP Simplification Period and during an Acquisition Period	5.50:1.0

(iii) Prior to or following the GP Simplification Period and other than during an Acquisition Period	5.00:1.0

§ 2.5.      Material Project EBITDA Adjustments.

(a)           The reference to “any non-wholly-owned Subsidiaries” in clause (a) of the proviso to Section 7.08 of the Original Agreement is hereby amended to refer instead to “any non-wholly-owned Subsidiary or Qualifying JV Entity”.

(b)           The reference to “the Borrower or any of its Subsidiaries” in the first sentence of the definition of “Material Project EBITDA Adjustments” in Section 7.08 of the Original Agreement is hereby amended to refer instead to “the Borrower, any of its Subsidiaries or any Qualifying JV Entity”.

(c)           Clause (C) in the definition of “Material Project EBITDA Adjustments” in Section 7.08 of the Original Agreement is hereby amended in its entirety to read as follows:

(C)          the aggregate amount of (i) all Material Project EBITDA Adjustments (including any Material Project EBITDA Adjustments attributable to Material Projects of Qualifying JV Entities) and PNGS EBITDA Adjustments during any four-quarter period ending on the relevant date of determination shall be limited in the aggregate to 15% of the total actual Consolidated EBITDA for such period and (ii) all Material Project EBITDA Adjustments attributable to Material Projects of Qualifying JV Entities during any such period shall be limited to 7.5% of the total actual Consolidated EBITDA for such period; provided, that total actual Consolidated EBITDA shall, in the case of each of the immediately preceding subclauses (i) and (ii), be determined without including any Material Project EBITDA Adjustments or PNGS EBITDA Adjustments.

§ 2.6.      Notices; Effectiveness; Electronic Communication.  The reference to “Borrower Materials through the internet” in the fourth sentence of Section 10.02(c) of the Original Agreement is hereby amended to refer instead to “Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the internet”.

§ 2.7.      Bail-In of EEA Financial Institutions.  Article X of the Original Agreement is hereby amended by adding a new Section 10.22 at the end thereof, to read as follows:

10.22      Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Solely to the extent any Lender that is an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)           the effects of any Bail-In Action on any such liability, including, if applicable:

(i)            a reduction in full or in part or cancellation of any such liability;

(ii)           a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)          the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

§ 2.8.      Commitments.  Schedule 2.01 to the Original Agreement is hereby amended in its entirety to read as set forth on Schedule 2.01 attached hereto.

§ 2.9.      Ratable Loans.  In connection herewith, on and as of the Amendment Effective Date, Borrower, Administrative Agent and Lenders shall make adjustments to the then outstanding principal amount of Loans (but not any interest accrued thereon prior to the Amendment Effective Date), including the borrowing of additional Loans and/or repayment of outstanding Loans, plus all applicable accrued interest, fees and expenses, as shall be necessary to repay in full all Exiting Lenders, and to provide for Loans hereunder by each Lender in the amount of its Applicable Percentage of all Loans as of the Amendment Effective Date, but in no event shall such adjustment of any Eurocurrency Rate Loans (i) constitute a payment or prepayment of all or a portion of any such Eurocurrency Rate Loans or (ii) entitle any Lender to any reimbursement under Section 3.05 of the Credit Agreement, and each Lender shall be deemed to have made an assignment of its outstanding Loans under the Credit Agreement, and assumed outstanding Loans of other Lenders under the Credit Agreement, as may be necessary to effect the foregoing.

§ 2.11.    Exiting Lenders.  On and as of the Amendment Effective Date, contemporaneous with repayment in full of each Exiting Lender’s Loans, plus all applicable accrued interest, fees and expenses, and the Credit Agreement shall have no further force and effect as to such Exiting Lender other than such provisions that expressly survive termination of such Exiting Lender’s Commitments.

ARTICLE III. — Conditions of Effectiveness

§ 3.1.      Amendment Effective Date.  This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”), upon the satisfaction of the following conditions precedent:

(a)           The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or other electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the Borrower, if applicable, each dated the Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment Effective Date and in the case of financial statements, the date or period of such financial statements) and each in form and substance reasonably satisfactory to the Administrative Agent:

(i)            executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent, each Lender and Borrower;

(ii)           if so requested within three Business Days prior to the Amendment Effective Date, a Note executed by Borrower in favor of each requesting Lender;

(iii)          such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents delivered pursuant to this § 3.1 to which Borrower is a party;

(iv)          such documents and certifications as the Administrative Agent may reasonably require to evidence that Borrower, General Partner and GP LLC are duly organized or formed, and that Borrower is validly existing and in good standing in its jurisdiction of organization, issued by the appropriate authorities of such jurisdiction;

(v)           favorable opinions of (A) Richard McGee, Esq., General Counsel for Borrower and (B) Norton Rose Fulbright US LLP, special Texas and New York counsel to Borrower, addressed to the Administrative Agent and each Lender;

(vi)          a certificate signed by a Responsible Officer of Borrower certifying (A) that the conditions specified in Section 4.02(a) and (b) of the Credit Agreement have been satisfied, (B) that there has been no event or circumstance since December 31, 2015 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect and (C) the current Debt Ratings; and

(vii)         such other assurances, certificates, documents, consents or opinions as the Administrative Agent may reasonably require.

(b)           All consents, licenses and approvals required in connection with the execution, delivery and performance by Borrower and the validity against Borrower of this Amendment and each of the other Loan Documents to which it is a party shall have been obtained and shall be in full force and effect.

(c)           There shall not have occurred during the period from December 31, 2015 through and including the Amendment Effective Date any event or condition that has had or could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, and there shall be no actions, suits, investigations, proceedings, claims or disputes pending or, to the knowledge of Borrower, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against Borrower or any of its Subsidiaries or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(d)           Any fees due the Lead Arranger, Administrative Agent or any Lender, including any arrangement fees, agency fees and upfront fees, and any expenses incurred by the Lead Arranger and Administrative Agent, in each case, as agreed in writing by Borrower, required to be paid on or before the Amendment Effective Date shall have been paid.

(e)           Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to the Amendment Effective Date.

For purposes of determining compliance with the conditions specified in this §3.1, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto and the Administrative Agent hereby agrees to promptly provide Borrower with a copy of any such notice received by the Administrative Agent.

ARTICLE IV. — Representations and Warranties

§ 4.1.      Representations and Warranties of Borrower.  In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:

(a)           The representations and warranties of Borrower contained in Article V of the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(b)           No Default has occurred and is continuing as of the Amendment Effective Date.

ARTICLE V. — Miscellaneous

§ 5.1.      Ratification of Agreements.  The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by Borrower.  Any reference to the Original Agreement in any Loan Document shall be deemed to refer to the Credit Agreement.   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

§ 5.2.      Loan Documents.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§ 5.3.      GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

§ 5.4.      Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

§ 5.5.      ENTIRE AGREEMENT.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By:	/s/ Sharon S. Spurlin
Name: Sharon S. Spurlin
Title: Vice President and Treasurer

PAA 364-Day 2nd Amendment

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Rosanne Parsill

Name:	Rosanne Parsill

Title:	Vice President

PAA 364-Day 2nd Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/Adam H. Fey

Name:	Adam H. Fey

Title:	Director

PAA 364-Day 2nd Amendment

CITIBANK, N.A.,
as a Lender

By:	/s/ Maureen P. Maroney

Name:	Maureen P. Maroney

Title:	Vice President

PAA 364-Day 2nd Amendment

DNB CAPITAL LLC,
as a Lender

By:	/s/ Joe Hykle

Name:	Joe Hykle

Title:	Senior Vice President

By:	/s/ Jodie Gildersleeve

Name:	Jodie Gildersleeve

Title:	Vice President

PAA 364-Day 2nd Amendment

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Ming K. Chu

Name:	Ming K. Chu

Title:	Director

By:	/s/ Virginia Cosenza

Name:	Virginia Cosenza

Title:	Vice President

PAA 364-Day 2nd Amendment

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Stephanie Balette

Name:	Stephanie Balette

Title:	Authorized Officer

PAA 364-Day 2nd Amendment

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Leon Mo

Name:	Leon Mo

Title:	Authorized Signatory

PAA 364-Day 2nd Amendment

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Michael King

Name:	Michael King

Title:	Authorized Signatory

PAA 364-Day 2nd Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jeffery Cobb

Name:	Jeffery Cobb

Title:	Director

PAA 364-Day 2nd Amendment

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Lincoln LaCour

Name:	Lincoln LaCour

Title:	Assistant Vice President

PAA 364-Day 2nd Amendment

HE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ John Frazell

Name:	John Frazell

Title:	Director

PAA 364-Day 2nd Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Mark Oberreuter

Name:	Mark Oberreuter

Title:	Vice President

PAA 364-Day 2nd Amendment

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Christopher Aitkin

Name:	Christopher Aitkin

Title:	Assistant Vice President

PAA 364-Day 2nd Amendment

BNP PARIBAS,
as a Lender

By:	/s/ Joe Onischuk

Name:	Joe Onischuk

Title:	Managing Director

By:	/s/ Reginald Crichlow

Name:	Reginald Crichlow

Title:	Vice President

PAA 364-Day 2nd Amendment

COMPASS BANK,
as a Lender

By:	/s/ Blake Kirshman

Name:	Blake Kirshman

Title:	Senior Vice President

PAA 364-Day 2nd Amendment

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Richard Antl

Name:	Richard Antl

Title:	Authorized Signatory

By:	/s/ William M. Reid

Name:	William M. Reid

Title:	Authorized Signatory

PAA 364-Day 2nd Amendment

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein

Name:	James D. Weinstein

Title:	Managing Director

PAA 364-Day 2nd Amendment

SUNTRUST BANK,
as a Lender

By:	/s/ Chulley Bogle

Name:	Chulley Bogle

Title:	Vice President

PAA 364-Day 2nd Amendment

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias

Name:	Darlene Arias

Title:	Director

By:	/s/ Kenneth Chin

Name:	Kenneth Chin

Title:	Director Banking Products Services, US

PAA 364-Day 2nd Amendment

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Gumaro Tijerina

Name:	Gumaro Tijerina

Title:	Managing Director

PAA 364-Day 2nd Amendment

ING CAPITAL LLC,
as a Lender

By:	/s/ Cheryl LaBelle

Name:	Cheryl LaBelle

Title:	Managing Director

By:	/s/ Subha Pasumarti

Name:	Subha Pasumarti

Title:	Managing Director

PAA 364-Day 2nd Amendment

REGIONS BANK,
as a Lender

By:	/s/ David Valentine

Name:	David Valentine

Title:	Director

PAA 364-Day 2nd Amendment

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Jeffrey

Name:	Patrick Jeffrey

Title:	Vice President

PAA 364-Day 2nd Amendment

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ M. Colin Warman

Name:	M. Colin Warman

Title:	Managing Director

PAA 364-Day 2nd Amendment

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Michael King

Name:	Michael King

Title:	Authorized Signatory

PAA 364-Day 2nd Amendment

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage

Bank of America, N.A.	$58,437,500.00	5.843750000%
Citibank, N.A.	$58,437,500.00	5.843750000%
DNB Capital LLC	$58,437,500.00	5.843750000%
Deutsche Bank AG New York Branch	$58,437,500.00	5.843750000%
JPMorgan Chase Bank, N.A.	$58,437,500.00	5.843750000%
Mizuho Bank, Ltd.	$58,437,500.00	5.843750000%
Wells Fargo Bank, National Association	$58,437,500.00	5.843750000%
Morgan Stanley Bank, N.A.	$52,500,000.00	5.250000000%
Branch Banking and Trust Company	$52,500,000.00	5.250000000%
The Bank of Nova Scotia	$43,000,000.00	4.300000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$43,000,000.00	4.300000000%
Barclays Bank PLC	$43,000,000.00	4.300000000%
BNP Paribas	$37,500,000.00	3.750000000%
Compass Bank	$37,500,000.00	3.750000000%
Canadian Imperial Bank of Commerce, New York Branch	$37,500,000.00	3.750000000%
Sumitomo Mitsui Banking Corporation	$37,500,000.00	3.750000000%
SunTrust Bank	$37,500,000.00	3.750000000%
UBS AG, Stamford Branch	$37,500,000.00	3.750000000%
BMO Harris Bank N.A.	$26,500,000.00	2.650000000%
ING Capital LLC	$26,500,000.00	2.650000000%
Regions Bank	$26,500,000.00	2.650000000%
U.S. Bank National Association	$26,500,000.00	2.650000000%
PNC Bank, National Association	$20,000,000.00	2.000000000%
Morgan Stanley Senior Funding, Inc.	$5,937,500.00	0.593750000%
Total	$1,000,000,000.00	100.000000000%